Exhibit 10(xiv)

[FIRST NIAGARA LETTERHEAD]

NEGATIVE PLEDGE AGREEMENT

            This Negative Pledge Agreement dated 7th day of August, 2009 ("Agreement") is entered into by TAYLOR DEVICES, INC. a corporation organized under the laws of the State of New York, and with a chief executive office at, 90 Taylor Drive, North Tonawanda, NY 14120-6832, ("Pledgor") and FIRST NIAGARA BANK, a federally chartered financial institution with its chief executive office at 6950 South Transit Road, P.O. Box 514, Lockport, New York 14095-0514 ("Lender").

Recitals

            1.         Lender or one of Lender's affiliates is or will be making available to Pledgor one or more credit facilities (collectively, the "Credit Facilities").

            2.         The Lender has requested and Pledgor has agreed to enter into, execute and deliver this Agreement.

            NOW, THEREFORE, in consideration of the mutual promises of the parties hereto and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                    1.     Representations and Warranties.

                                (a)     Pledgor is a corporation (i) duly formed, validly existing and in good standing under the laws of the State of New York; and (ii) has the power and authority to own and use its assets and conduct its business and operations as now conducted, and as anticipated that its business and operations will hereafter be, conducted.

                                (b)     The execution, delivery and performance by Pledgor of this Agreement have been duly authorized by all necessary action and will not (i) contravene any of Pledgor's organizational documents, (ii) violate any law, rule or regulation, order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any material contract, loan agreement or other material instrument or agreement binding on Pledgor or any of Pledgor's properties, or result in or require the creation or imposition of any lien upon or with respect to any of Pledgor's properties.

                    2. Definitions. The following terms, as used herein, shall have the following meanings.

                                "Lien" shall mean any interest in property securing an obligation whether such interest is based on the common law, statute or contract, and including but not limited to a security interest arising from a security agreement, an encumbrance, pledge, conditional pledge or mortgage, or a lease, consignment or bailment for security purposes.

                                "Personal Property" shall mean all personal property and assets of the Pledgor, including, without limitation all now owned or hereafter acquired Equipment, Inventory, Documents, Accounts, Chattel Paper, Investment Property, Instruments, General Intangibles, Deposit Accounts and Letter of Credit Rights, all such items which are or become Fixtures.

                                "Property" shall mean all Personal Property and the Real Property.

                                "Real Property" shall mean Pledgor's real property located at 90 Taylor Drive, 100 Taylor Drive, 140 Michigan Street and 206 Michigan Street, all in the City of North Tonawanda, County of Niagara, New York, more specifically described in Schedule A hereto.

                            3. Negative Pledge. So long as the Credit Facilities, or any amendments, renewals or replacements thereof, shall remain outstanding, the Pledgor will not, and will not permit any of its subsidiaries to, without the prior written consent of the Lender:

                         (a)     sell, transfer, assign or lease any of the Real Property.

                                 (b)     create, incur, assume or suffer to exist any Lien on any of the Property; provided, however, the following shall not constitute a Lien prohibited by this Subsection (b):

                                    (i)     Liens for taxes, assessments, or similar charges, incurred in the ordinary course of business that are not yet due and payable;

                                                (ii)     Encumbrances consisting of zoning restrictions, easements or other restrictions on the use of real property, none of which materially impairs the use of such property by the Debtor in the operation of its business, and none of which is violated in any material respect by existing or proposed structures or land use; and

                                                (iii)     The following, if the validity or amount thereof is being contested in good faith by appropriate and lawful process, so long as levy and execution thereon have been stayed and continue to be stayed and they do not, in the aggregate, materially detract from the value of the property of the Debtor, or materially impair the use thereof in the operation of their business taken as a whole:

                                                (1)     Claims or liens for taxes, assessments or charges due and payable;

                                                (2)     Claims, liens and encumbrances upon, and defects of title to, real or personal property, including any attachment of personalty or real property or other legal process prior to adjudication of a dispute on the merits;

                                                (3)     Claims or liens of mechanics, materialmen, warehousemen, carriers or other like liens; and

                                                (4)     Adverse judgments on appeal.

                            4. Governing Law. This Agreement and the relations of the parties hereby shall be governed by and construed in accordance with the internal laws of the State of New York without regard to principles of conflict of laws.

                            5. Consents and Waivers Relating to Legal Proceedings.

                                        (a)     PLEDGOR KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY (i) CONSENTS IN EACH ACTION AND OTHER LEGAL PROCEEDING COMMENCED BY LENDER AND ARISING OUT OF OR OTHERWISE RELATING TO THIS AGREEMENT TO THE NONEXCLUSIVE PERSONAL JURISDICTION OF ANY COURT THAT IS EITHER A COURT OF RECORD OF THE STATE OF NEW YORK OR A COURT OF THE UNITED STATES LOCATED IN THE STATE OF NEW YORK, (ii) WAIVES EACH OBJECTION TO THE LAYING OF VENUE OF ANY SUCH ACTION OR OTHER LEGAL PROCEEDING, (iii)  CONSENTS TO EACH SUCH FINAL JUDGMENT BEING SUED UPON IN ANY COURT HAVING JURISDICTION WITH RESPECT THERETO AND ENFORCED IN THE JURISDICTION IN WHICH SUCH COURT IS LOCATED AS IF ISSUED BY SUCH COURT.

                                        (b)     PLEDGOR (i) KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES EACH RIGHT PLEDGOR MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION OR OTHER LEGAL PROCEEDING, WHETHER BASED ON ANY CONTRACT OR NEGLIGENT, INTENTIONAL OR OTHER TORT OR OTHERWISE, ARISING OUT OF OR OTHERWISE RELATING TO (A) THIS AGREEMENT, (B) ANY TRANSACTION ARISING OUT OF OR OTHERWISE RELATING TO THIS AGREEMENT, OR (C) ANY NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT, AND (ii) CERTIFIES THAT NEITHER LENDER NOR ANY REPRESENTATIVE OF LENDER HAS REPRESENTED TO PLEDGOR THAT LENDER WILL NOT SEEK TO ENFORCE THE WAIVER MADE BY PLEDGOR IN THIS SECTION 5(B).

                            IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

PLEDGOR, a New York corporation

TAYLOR DEVICES, INC.

By: /s/Mark V. McDonough
Name: Mark V. McDonough
Title: CFO

SCHEDULE A

PARCEL A

            ALL THAT TRACT OR PARCEL OF LAND, situate in the City of North Tonawanda, County of Niagara and State of New York, being part of Tonawanda Island as shown on Map entitled "Map of Tonawanda Island, North Tonawanda, N.Y." made by T.W. Barrally, C.E., in 1922 and filed in the Niagara County Clerk's Office on April 4, 1923 under Cover No. 459, subsequently in Book 24 of Maps at Page 485, now in Book 18 of Microfilmed Maps at Pages 1758 and 1759, bounded and described as follows:

            BEGINNING at a point in the easterly line of Michigan Street (as widened to 80 feet by Deed recorded in the Niagara County Clerk's Office in Liber 1357 of Deeds at Page 383), distant 165.03 feet south of the north line of lands conveyed to Tayco Realty Corporation by Deed recorded in the Niagara County Clerk's Office in Liber 1629 of Deeds at Page 57;

            THENCE easterly, forming an exterior angle of 89°59'21 " with the said. easterly line of said Michigan Street, 175 feet;

            THENCE southerly, and parallel with the easterly line of said Michigan Street, 70 feet;

            THENCE westerly, with the first described course, 175 feet to the said easterly line of Michigan Street, 80 feet wide;

            THENCE northerly, along the said easterly line of Michigan Street, 70 feet to the point and place of beginning.

PARCEL B

            ALL THAT TRACT OR PARCEL OF LAND, situate in the City of North Tonawanda, County of Niagara and State of New York, being part of Tonawanda Island as shown on Map entitled "Map of Tonawanda Island, North Tonawanda, N.Y." made by T.W. Barrally, C.E., in 1922 and filed in the Niagara County Clerk's Office on April 4, 1923 under Cover No. 459, subsequently in Book 24 of Maps at Page 485, now in Book 18 of Microfilmed Maps at Pages 1758 and 1759, bounded and described as follows:

            BEGINNING at a point located on the easterly line of Michigan Street (as widened to 80 feet by Deed recorded in the Niagara County Clerk's Office in Liber 1357 of Deeds at Page 383), said point being 117.0 feet southerly from the southwesterly corner of lands conveyed to Tayco Realty Corporation by Deed recorded in the Niagara County Clerk's Office in Liber 1629 of Deeds at Page 57 as measured along said easterly line of said Michigan Street recorded in Liber 1357 of Deeds at Page 383, said point also being located on the southerly line of Taylor Drive (66.0 feet wide);

            THENCE continuing southerly, along the formerly easterly line of Michigan Street recorded in Liber 1357 of Deeds at Page 383, a distance of 308.0 feet to the northerly line of Bridge Street (60.0 feet wide);

            THENCE westerly, along the northerly line of Bridge Street, 143.16 feet;

            THENCE northeasterly, forming an interior angle of 74'02'19" and along (New) Michigan Street, as now laid out (66.0 feet wide), 316.24 feet;

            THENCE easterly, forming an interior angle of 111023'41 ", a distance of 27.16 feet to the point and place of beginning.

SCHEDULE A

PARCEL C

            ALL THAT TRACT OR PARCEL OF LAND, situate in the City of North Tonawanda, County of Niagara and State of New York, shown on a map entitled "Map of Tonawanda Island, North Tonawanda, N.Y." made by T.W. Barrally, C.E., in 1922 and filed in the Niagara County Clerk's Office on April 4, 1923 under Cover No. 459, subsequently in Book 24 of Maps at Page 485, now in Book 18 of Microfilmed Maps at Pages 1758 and 1759 and known as part of Tonawanda Island in said City, and more particularly bounded and described as follows:

            BEGINNING at the intersection of the easterly line of Michigan Street (as widened to 80 feet by Deed recorded in the Niagara County Clerk's Office in Liber 1357 of Deeds at Page 383), and the northerly line of Taylor Drive (66 feet) as now laid out;

            THENCE easterly along the said northerly line of Taylor Drive, 218.96 feet;

            THENCE northerly at right angles to said northerly line of said Taylor Drive, 30.17 feet;

            THENCE northeasterly at an exterior angle of 135°04'41", 161.97 feet;

            THENCE easterly at an exterior angle of 129°29'13" and along the northerly line of lands conveyed to the Outboard Boating Club of Tonawandas, Inc. by Deed recorded in the Niagara County Clerk's Office in Liber 1553 of Deeds at Page 1194, 200 feet to the westerly line of the Niagara River or Little Niagara River or Inner Harbor, so called;

            THENCE northerly along the said westerly line of the Niagara River, 275 feet, more or less, to the southerly line of lands conveyed to Smith Boys, Inc. by Deed recorded in the Niagara County Clerk's Office in Liber 1552 of Deeds at Page 428;

            THENCE westerly and along a southerly line of said Smith Boys, Inc. lands, 100 feet;

            THENCE northerly parallel with the east line of Michigan Street, 123 feet to an angle in said lands of Smith Boys, Inc.;

            THENCE westerly along the northerlymost southerly course of said lands of Smith Boys, Inc. a distance of 432 feet to the said easterly line of Michigan Street;

            THENCE southerly, along the said easterly line of Michigan Street 165.03 feet;

            THENCE easterly at an interior angle of 89°59'21", 175 feet;

            THENCE southerly parallel with the said easterly line of Michigan Street, 70 feet;

            THENCE westerly along a line forming an interior angle of 90°01'39" with the said easterly line of said Michigan Street, 175 feet;

            THENCE southerly along the said easterly line of Michigan Street, 287.94 feet, to the point and place of beginning.